This is filed pursuant to Rule 497(e).
File Nos. 002-29901 and 811-01716.
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                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                   -AllianceBernstein Small Cap Growth Portfolio

================================================================================

Supplement dated March 14, 2006 to the Prospectuses dated November 1, 2005 (as amended December 30, 2005) of the AllianceBernstein Growth Funds that offer Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Small Cap Growth Portfolio and that offer Class A, Class R, Class K and Class I shares of AllianceBernstein Small Cap Growth Portfolio.

The following information replaces certain information in the Portfolio's Prospectuses under the heading "Management of the Funds - Portfolio Managers."

The management of and investment decisions for the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Adviser's team of research sector heads (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Portfolio, the year that each person assumed joint and primary responsibility for the Portfolio, and each person's principal occupation during the past five years:

                                        Principal Occupation During
            Employee; Year; Title       The Past Five (5) Years
            ---------------------       ----------------------------------------

Bruce K. Aronow; since 1999; Senior     Senior Vice President of the Adviser,
  Vice President of the Adviser         with which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2001.

Kumar Kirpalani; since 2004; Vice       Vice President of the Adviser, with
  President of the Adviser              which he has been associated in a
                                        substantially similar capacity to his
                                        current position since prior to 2001.

Samantha Lau; since 2004; Senior Vice   Senior Vice President of the Adviser,
  President of the Adviser              with which she has been associated in a
                                        substantially similar capacity to her
                                        current position since prior to 2001.

Wen-Tse Tseng; since 2006; Vice         Vice President of the Adviser, with
  President of the Adviser              which he has been associated since March
                                        2006. Prior thereto, he was the
                                        healthcare-sector portfolio manager for
                                        the small-cap growth team at William D.
                                        Witter since 2003. He also worked at
                                        Weiss, Peck & Greer, managing the health care sector with the same team with which he worked at William D. Witter, from April 2002 to August 2003. Prior thereto, he was a senior healthcare analyst at JP Morgan Fleming Asset
                                        Management since prior to 2001.

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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